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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                OCTOBER 25, 2005
                                (Date of Report)


                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)


                                     1-13277
                              (Commission File No.)



               DELAWARE                                  36-4144905
    (State or other jurisdiction)             (IRS Employer Identification No.)


     CNA CENTER, CHICAGO, ILLINOIS                         60685
(Address of principal executive offices)                 (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

             See Exhibit 99 to this Form 8-K

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

             (c)   Exhibits

                   Exhibit 99 - CNA Surety Corporation Press Release issued on October 25, 2005.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                            CNA SURETY CORPORATION
                                            (Registrant)



                                        By: /s/  John F. Corcoran
                                            -----------------------------------
                                            John F. Corcoran
                                            Senior Vice President and
                                            Chief Financial Officer









Dated: October 25, 2005


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                                  EXHIBIT INDEX

Exhibit No.

    99.      CNA Surety Corporation Press Release issued on October 25, 2005.